                               SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               VISUAL EDGE SYSTEMS INC.
      --------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


      --------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)    Title of each class of securities to which transaction applies:
    ............................................................................
    2)    Aggregate number of securities to which transaction applies:
    ............................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined)
    ............................................................................
    4)    Proposed maximum aggregate value of transaction:
    ............................................................................
    5)    Total fee paid:
    ............................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)    Amount Previously Paid:
    ............................................................................
    2)    Form, Schedule or Registration Statement No.:
    ............................................................................
    3)    Filing Party:
    ............................................................................
    4)    Date Filed:
    ............................................................................

                            Visual Edge Systems Inc.
                           2424 North Federal Highway
                                    Suite 100
                            Boca Raton, Florida 33431

                                                   April 20, 1998

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of Visual Edge Systems Inc. (the "Company"), which will be held at the Company's principal executive offices, 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, on Tuesday, May 12, 1998, commencing at 10:00 a.m. (local time).

        At the meeting, you will be asked to: (1) consider and act upon a proposal to issue and sell up to 6,200,000 shares of the Company's Common Stock to Marion Interglobal, Ltd. ("Marion"); and (2) transact such other business as may properly come before the meeting and any adjournment thereof. The Company believes that this new financing, and its restructuring of its existing financing with Infinity Investors Limited and related entities, is necessary to execute its 1998 and 1999 business plan.

        We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

        The Company expects that its Annual Meeting of Stockholders will be held in mid-June. Proxy materials for this meeting, along with the Company's Annual Report for the fiscal year ending December 31, 1997, will be mailed to you in May.

        The Board of Directors has approved the Purchase Agreement between the Company and Marion and strongly urges you to execute the Proxy for the approval of the issuance of new shares of the Company's Common Stock to Marion.

                                                   Sincerely,



                                                   Earl T. Takefman
                                                   CHIEF EXECUTIVE OFFICER

                            VISUAL EDGE SYSTEMS INC.
                      2424 NORTH FEDERAL HIGHWAY, SUITE 100
                            BOCA RATON, FLORIDA 33431

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1998

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Visual Edge Systems Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, on Tuesday, May 12, 1998, at 10:00 a.m. (local time), for the following purposes:

        (1) to consider and act upon a proposal to issue and sell up to 6,200,000 shares of the Company's Common Stock to Marion Interglobal, Ltd. ("Marion") pursuant to the terms of the Purchase Agreement, dated as of March 27, 1998, between the Company and Marion; and

        (2) to transact such other business as may properly come before the Special Meeting and any adjournment thereof.

        The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Proxy Statement and form of proxy are enclosed.

        Only stockholders of record as of the close of business on March 30, 1998 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

        You are cordially invited to be present at the Special Meeting. It is important to you and to the Company that your shares be voted at the Special Meeting.

                                             By Order of the Board of Directors



                                             Earl T. Takefman
                                             CHIEF EXECUTIVE OFFICER

April 20, 1998

                                IMPORTANT NOTICE:
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE SPECIAL MEETING.

                            VISUAL EDGE SYSTEMS INC.

                              --------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1998

        This Proxy Statement and the accompanying form of proxy (the "Proxy") are being furnished to the stockholders of Visual Edge Systems Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida, on May 12, 1998, at 10:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on March 30, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting.

        This Proxy Statement and the accompanying Proxy are being sent or given to the stockholders commencing on or about April 20, 1998.

        At the Special Meeting, the stockholders of the Company will be asked:
(i) to consider and act upon a proposal to issue and sell up to 6,200,000 shares of the Company's Common Stock to Marion Interglobal, Ltd. ("Marion"); and (ii) to transact any other business that may properly come before the meeting and any adjournment thereof.

        The Board of Directors has approved the Purchase Agreement, dated as of March 27, 1998 (the "Purchase Agreement"), between the Company and Marion, and strongly urges the stockholders to execute the Proxy for the approval of the issuance and sale of new shares of the Company's Common Stock to Marion pursuant to the Purchase Agreement.

        The principal executive offices of the Company is located at 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431 and the Company's telephone number at that address is (561) 750-7559.

        STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

SOLICITATION OF PROXIES

        If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted in favor of the issuance and sale of up to 6,200,000 shares of the Company's Common Stock to Marion. The Board of Directors does not intend to bring any other matters before the Special Meeting and is not aware of any matters that will come before the Special Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Special Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

        Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Special Meeting, by attending the Special Meeting and voting in person or by submitting a signed Proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431, Attention: Secretary. Attendance at the Special Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

        Only holders of record of the common stock, par value $.01 per share, of the Company (the "Common Stock") as of the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Special Meeting. As of the close of business on the Record Date, there were 5,463,696 shares of the Common Stock outstanding. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum.

        The following table sets forth certain information, as of April 7, 1998, relating to the beneficial ownership of shares of the Common Stock by: (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all directors and executive officers of the Company as a group.



                                                               PERCENTAGE
                                        BENEFICIAL             BENEFICIAL
                                       OWNERSHIP OF           OWNERSHIP OF
BENEFICIAL HOLDER                     COMMON STOCK(1)       COMMON STOCK (1)
-----------------                     ---------------       ----------------

Marion Interglobal, Ltd. .......        7,450,000(2)             57.3%(2)
Earl T. Takefman(3) ............        1,396,960                10.7
Alan L. Lubell(4) ..............          847,431                 6.5
Tom Peters(5) ..................           79,361                  *
Richard Parker(6) ..............          136,000                  *
Melissa Forzly(7) ..............              625                  *
Eddie Einhorn(8) ...............            3,333                  *
Mark Hershhorn(8) ..............            3,333                  *
Beryl Artz(9) ..................            1,666                  *
All directors and executive officers
as a group (eight persons) .....        2,468,709                19.0%


____________________________
*Less than 1%

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.

(2) Includes shares of Common Stock issued to date to Marion in the first tranche of the Marion Financing (as hereinafter defined), as well as the maximum number of shares of Common Stock issuable upon the consummation of the second half of the first tranche of the Marion Financing, as well as the second and third tranches of the Marion Financing. Also includes 250,000 shares of Common Stock to be transferred from Alan Lubell, the Chairman of the Board of the Company, to Marion upon the consummation of the second tranche of the Marion Financing.

(3) Includes (i) 1,159,482 shares owned by Status-One Investments Inc., a Delaware corporation owned by Earl T. Takefman and certain family members, and (ii) presently exercisable options to acquire 237,478 shares of Common Stock, but does not include (x) shares of Common Stock underlying options held by Mr. Takefman and his spouse (as to which Mr. Takefman disclaims beneficial ownership) to acquire an aggregate of 50,000 shares of Common Stock, none of which are exercisable within 60 days, or (y) 2,136 shares of Common Stock owned by Mr. Takefman's spouse, as to which shares Mr. Takefman disclaims beneficial ownership.

(4) Does not include (x) 250,000 shares of Common Stock that Mr. Lubell has agreed to transfer to Marion upon the consummation of the second tranche of the Marion Agreement and (y) 21,827 shares of Common Stock that Mr. Lubell has agreed to give to certain persons.

(5) Includes presently exercisable options to acquire 65,206 shares of Common Stock, but excludes shares underlying options to acquire 75,205 shares of Common Stock, none of which are exercisable within 60 days.

(6) Includes presently exercisable options to acquire 134,000 shares of Common Stock, but excludes shares underlying options to acquire 166,000 shares of Common Stock, none of which are exercisable within 60 days.

(7) Includes presently exercisable options to acquire 625 shares of Common Stock, but excludes shares underlying options to acquire 1,875 shares of Common Stock, none of which are exercisable within 60 days.

(8) Excludes shares underlying options to acquire 1,666 shares of Common Stock, none of which are exercisable within 60 days.

(9) Excludes shares underlying options to acquire 3,334 shares of Common Stock, none of which are exercisable within 60 days.

                                  PROPOSAL ONE

           APPROVAL OF THE ISSUANCE AND SALE OF SHARES OF COMMON STOCK
                  EXCEEDING 20% OF THE OUTSTANDING COMMON STOCK

        Rule 4460(i) of the National Association of Securities Dealers, Inc. (the "NASD") requires the Company to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into an exercisable for Common Stock) equal to 20 percent or more of the Common Stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the Common Stock.

        On March 27, 1998, the Company entered into a Purchase Agreement (the "Marion Agreement") with Marion Interglobal, Ltd., an investment group, or its permitted assigns ("Marion"). The Marion Agreement calls for the Company to receive up to $11,000,000 from Marion in exchange for shares of Common Stock. Pursuant to the Marion Agreement, the purchase of Common Stock is to occur in three tranches as follows (referred to as the "Marion Financing"):
(i) on March 27, 1998 the Company sold to Marion 1,200,000 shares of Common Stock for an aggregate consideration of $3,000,000; 1,000,000 of such shares have been issued to date, (ii) on or prior to June 14, 1998, the Company will sell to Marion 800,000 shares of Common Stock for an aggregate consideration of $2,000,000; and (iii) on or prior to September 30, 1998 the Company shall sell a number of shares of Common Stock (to be determined by when the closing occurs, which would range from 2,666,667 shares to 3,200,000 shares) for an aggregate consideration of $6,000,000. The third tranche is contingent on Marion's satisfaction that the Company has met certain financial targets. In addition, the Company will pay transaction fees to Marion upon completion of each tranche as follows: (i) 1,200,000 shares of Common Stock for the first $3,000,000 tranche; (ii) 800,000 shares of Common Stock for the second $2,000,000 tranche; and (iii) no additional fee for the completion of the third tranche. A copy of the Marion Agreement is attached as Annex A to this Proxy Statement.

        The issuance and sale of 1,400,000 shares of Common Stock in the first tranche and all of the shares to be issued in the second and third tranches to Marion, totaling up to 6,200,000 shares of Common Stock, is subject to approval by the Company's stockholders. All of these shares of Common Stock are currently held in escrow and will only be released pursuant to the Marion Agreement after the approval by the Company's stockholders is received. The Company has agreed to use the $6,000,000 in proceeds from the third tranche to redeem certain of the Company's outstanding convertible notes ("Notes") and Series A Preferred Stock ("Preferred Stock") issued to Infinity Investors Limited, Infinity Emerging Opportunities Limited, Summit Capital Limited and Glacier Capital Limited (collectively, "Infinity") in June, 1997.

        Further, upon the consummation of the second tranche of the Marion Agreement, Alan Lubell, Chairman of the Board of the Company, has agreed to transfer to Marion 250,000 shares of Common Stock, which shares are required to be registered under the Securities Act of 1933, as amended.

        In addition, if the third tranche of the Marion Financing is completed, then until March 30, 2001, the Company is required to obtain the prior written consent of Marion before the consummation of any additional financing transaction except for any credit facilities or lines of credit with lenders or equipment financing arrangements. Further, the Company may not redeem the warrants issued in its initial public offering without the prior written consent of Marion. As a condition to the consummation of the Marion Financing, the Company renegotiated the terms of its outstanding Notes and Preferred Stock with Infinity.

        The following stockholders, collectively holding 3,007,583 shares of the Common Stock, have already agreed to vote all shares held by them at the Special Meeting in favor of the proposed issuance and sale of up to 6,200,000 shares of Common Stock to Marion: Greg Norman, Status-One Investments Inc., Alan Lubell and Infinity. Since these stockholders collectively own approximately 55% of the outstanding shares of Common Stock, the approval of this proposal by the Company's stockholders is, therefore, assured.

        The Company has entered into the Marion Agreement in order to raise additional financing which will be used to execute its business plan. The potential issuance of up to 6,200,000 shares to Marion, however, will involve substantial dilution to the Company's stockholders.

        The Board of Directors has approved the Marion Agreement and believes that it is desirable and in the best interest of the Company to issue and sell up to 6,200,000 shares of the Company's Common Stock to Marion. The Board of Directors strongly urges the stockholders to execute the Proxy for the approval of this proposal.

VOTE REQUIRED FOR APPROVAL

        The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Special Meeting and entitled to vote is required to approve the approval of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                  OTHER MATTERS

        The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                             SOLICITATION OF PROXIES

        The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by Directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals.


                                            By Order of the Board of Directors




                                            Earl T. Takefman
                                            CHIEF EXECUTIVE OFFICER

Boca Raton, Florida
April 20, 1998

                                                                         Annex A


                                  PURCHASE AGREEMENT


     This PURCHASE AGREEMENT ("AGREEMENT") is entered into as of March 27, 1998 by and between VISUAL EDGE SYSTEMS INC., a Delaware corporation (the "COMPANY"), with headquarters located at 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431 and Marion Interglobal, Ltd. ("PURCHASER") and/or its assigns (each, a "PURCHASER TRANSFEREE").

                                       RECITALS

     A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     B. Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, up to Eleven Million ($11,000,000) U.S. Dollars of shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). Collectively, the shares of Common Stock to be issued to the Purchaser are referred to herein as the "COMMON SHARES."

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                      AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                      ARTICLE I
                          PURCHASE AND SALE OF COMMON SHARES

     1.1 PURCHASE OF COMMON SHARES. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Common Shares shall be consummated in up to three tranches, which shall occur in up to three closings (each, a "CLOSING") as follows:

     (a) FIRST TRANCHE. Prior to March 31, 1998 (the "FIRST CLOSING DATE"), and subject to Section 1.3 below and the satisfaction or waiver of the applicable conditions set forth in Articles VI and VII herein, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 1,200,000 Common Shares for an aggregate consideration of $3,000,000, or $2.50 per Common Share. In addition, the Purchaser shall receive an aggregate of 1,200,000 additional Common Shares as a transaction fee. The events described in this Section 1(a) are referred to herein as the "FIRST TRANCHE."

     (b) SECOND TRANCHE. On the sixtieth (60th) day after the Company has provided notice to the Purchaser that all of the Common Shares described in Sections 1.1(a)-1.1(c) (I.E. an aggregate of 7,200,000 shares of Common Stock) have been registered (the "SECOND CLOSING DATE") under the Securities Act on a registration statement that has been declared effective by the SEC (the "REGISTRATION STATEMENT"), then, subject to Section 1.3 below and the satisfaction or waiver of the applicable conditions set forth in Articles VI and VII herein, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, 800,000 Common Shares for an aggregate consideration of $2,000,000, or $2.50 per Common Share. In addition, the Purchaser shall receive an aggregate of 800,000 additional Common Shares as a transaction fee. The events described in this Section 1(b) are referred to herein as the "SECOND TRANCHE."

     (c) THIRD TRANCHE. On or prior to September 30, 1998 (the "THIRD CLOSING DATE" and, together with the First Closing Date and the Second Closing Date, a "CLOSING DATE"), and subject to Section 1.3 below and the satisfaction or waiver of the applicable conditions set forth in Articles VI and VII herein, the Company shall issue and sell to the Purchaser, and the Purchaser agree to purchase from the Company, the number of Common Shares set forth in the following sentence for an aggregate consideration of $6,000,000. The number of Common Shares to be issued and sold to the Purchaser in this third tranche shall be as follows: (i) 3,200,000 Common Shares if the Third Closing Date occurs on or before June 30, 1998; (ii) 3,000,000 Common Shares if the Third Closing Date occurs between July 1, 1998 and July 31, 1998; (iii) 2,823,529 Common Shares if the Third Closing Date occurs between August 1, 1998 and August 31, 1998; and (iv) 2,666,667 Common Shares if the Third Closing Date occurs between September 1, 1998 and September 30, 1998. The events described in this Section 1(c) are referred to herein as the "THIRD TRANCHE." The $6,000,000 raised by the Company in the Third Tranche shall be used to repay and redeem, as applicable, certain of the Company's outstanding convertible notes and Series A Preferred Stock on the terms as set forth in the agreement (the "INFINITY AGREEMENT") attached hereto as Exhibit B between the Company and certain investment funds (the "INFINITY FUNDS") who hold certain of the Company's outstanding securities.

     1.2 FORM OF PAYMENT. On each Closing Date, the Purchaser shall pay the purchase price payable for the Common Shares issued and sold on such date by wire transfer to the account designated by the Company, upon satisfaction of the applicable Closing conditions as of each Closing Date as set forth in Articles VI and VII herein.

     1.3 SHAREHOLDER APPROVAL. In no event shall the aggregate number of shares to be issued and sold by the Company to the Purchaser (i) on any single Closing Date or (ii) on one or more Closing Dates, exceed 20% of the number of shares of Common Stock outstanding as of such date

(the "MAXIMUM NUMBER OF SHARES") unless the Company has received Shareholder Approval (as hereinafter defined) with respect to such issuances of Common
Shares that exceed the Maximum Number of Shares.   "SHAREHOLDER APPROVAL" means
the approval of the Company's stockholders, in accordance with Nasdaq Rule 4460(i), to the issuance of a number of shares of Common Stock to the Purchaser in excess of the Maximum Number of Shares. In the event that the aggregate number of shares to be issued and sold by the Company to the Purchaser (i) on any single Closing Date or (ii) on one or more Closing Dates, exceeds the Maximum Number of Shares, the number of Common Shares that exceeds the Maximum Number of Common Shares shall be placed into escrow in accordance with the terms of the Escrow Agreement attached hereto as Exhibit C (the "ESCROW AGREEMENT"). The Escrow Agreement shall provide that, upon notice by the Company to the Escrow Agent (as defined therein) that Shareholder Approval has occurred, certificates evidencing the escrowed Common Shares shall be delivered to the Purchaser. A form of the letter to be delivered by certain of the Company's stockholders listed on Schedule 7.1(v), stating that they will vote in favor of the issuance of a number of Common Shares to the Purchaser in excess of the Maximum Number of Shares, is attached hereto as Exhibit D.

     1.4 CLOSING. Each Closing will take place at the offices of Morgan, Lewis &Bockius LLP, 101 Park Avenue, New York, New York 10178, or at such other place as the Company and the Purchaser mutually agree, at 10:00 A.M. local time, on such applicable Closing Date.

                                      ARTICLE II
                      PURCHASER'S REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as of the date hereof, and as of the date of each Closing, solely with respect to itself and its purchase hereunder, as set forth in this Article II: The Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1 INVESTMENT PURPOSE. Purchaser is purchasing the Common Shares for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof in violation of the applicable securities laws. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Common Shares or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act, the rules and regulations promulgated pursuant thereto and applicable state securities laws. Purchaser understands that Purchaser must bear the economic risk of this investment until the Common Shares are registered as contemplated by the Registration Rights Agreement pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available.

     2.2 ACCREDITED INVESTOR STATUS. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and Purchaser has indicated on a duly executed Investor Questionnaire and Representation Agreement in the form attached hereto as Exhibit E and delivered to the Company in which capacity that it so qualifies as an "accredited investor."

     2.3 INFORMATION. Purchaser or its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Shares which have been specifically requested by Purchaser, including without limitation the Company's Annual Reports on Form 10-KSB/A for the year ended December 31, 1996 and a form of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, substantially in the form in which it will be filed with the SEC on or before March 31, 1997 (the "1997 FORM 10-KSB"); Quarterly Report on Form 10-QSB for the period ended September 30, 1997; Quarterly Report on Form 10-QSB for the period ended June 30, 1997; Quarterly Report on Form 10-QSB for the period ended March 31, 1997; Current Reports on Form 8-K filed with the SEC on April 14, 1997, June 23, 1997, June 25, 1997, November 14, 1997, December 30, 1997 and
February 9, 1998, each as amended (if applicable); and Proxy Statement filed with the Securities and Exchange Commission ("SEC") on April 7, 1997 (such documents collectively, the "SEC DOCUMENTS"). Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Purchaser understands that Purchaser's investment in the Common Shares involves a high degree of risk, including without limitation the risks and uncertainties
disclosed in the SEC Documents.   Subject to the foregoing, Purchaser
acknowledges the disclosures presented under the caption "Risk Factors" in the Company's Form 10-KSB/A for the year ended December 31, 1996, and the 1997 Form 10-KSB, and the incorporation of those disclosures by reference herein.

     2.4 GOVERNMENTAL REVIEW. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Shares.

     2.5 TRANSFER OR RESALE. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Common Shares made in reliance on Rule 144 under the Securities Act (or a successor rule) ("RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Common Shares without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     2.6 LEGENDS. Purchaser understands that, subject to Article V hereof, the certificates for the Common Shares, until such time as the Common Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof), will bear a restrictive legend (the "LEGEND") in substantially the following form:

     THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SHARES OF COMMON STOCK UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS OR THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

     2.7 ORGANIZATION AND QUALIFICATION. Purchaser is a corporation duly organized and existing in good standing under the laws of its jurisdiction of incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Purchaser is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing could have a material adverse effect on the transactions contemplated hereby.

     2.8 AUTHORIZATION: ENFORCEMENT. (a) Purchaser has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to perform its obligations hereunder in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby;
(c) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser; and (d) this Agreement and the Registration Rights Agreement constitute legal, valid and binding obligations of the Purchaser enforceable against it in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

                                     ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser as of the date hereof, and as of the date of each Closing, as set forth in this Article III. The Company makes no other representations or warranties, express or implied, to the Purchaser in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to the Purchaser in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     3.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and existing in good standing under the laws of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any effect which is (or could reasonably be expected to be) materially adverse to the business, operations, properties, financial condition or operating results of the Company, taken as a whole, or on the transactions contemplated hereby.

     3.2 AUTHORIZATION: ENFORCEMENT. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue and sell the Common Shares in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares) have been duly authorized by all necessary corporate action and, except as contemplated by
Section 1.3 herein or as set forth on Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby;
(c) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company; and (d) this Agreement and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

     3.3 CAPITALIZATION. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding and the number of shares reserved for issuance pursuant to the
Company's stock option plans is set forth on Schedule 3.3.   No shares of
capital stock of the Company (including the Common Shares) are, and no such shares will be, subject to preemptive rights or any other similar rights of the stockholders of the Company or of any other person or entity or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement and as of each Closing Date, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, and
(ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), and the Company's By-laws as in effect on the date hereof (the ("BY-LAWS").

     3.4 ISSUANCE OF SHARES. The Common Shares have been duly authorized and, upon issuance and sale in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Common Shares shall be entitled to be traded on the same markets as the other shares of Common Stock of the Company are traded, and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity.

     3.5 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a material violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected (except as contemplated by Section 1.3 herein or except for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect or that are related to any inaccuracies or omissions in any representation or warranty of the Purchaser set forth herein). Except as set forth on Schedule 3.5, or except (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, (C) filing of any required Nasdaq SmallCap listing applications and
(D) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof.

     3.6 SEC DOCUMENTS. Except as disclosed in Schedule 3.6, since December 31, 1996 the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). The Company has made available to the Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flow for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments).

     3.7 ABSENCE OF CERTAIN CHANGES. Since December 31, 1997, there has been no Material Adverse Effect on the Company, except as disclosed in Schedule 3.7 or as disclosed in the SEC Documents.

     3.8 ABSENCE OF LITIGATION. Except as disclosed in Schedule 3.8 or in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     3.9 S-3 REGISTRATION. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     3.10 NO GENERAL SOLICITATION. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Common Shares being offered hereby.

     3.11 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would either require registration of any of the Common Shares under the Act or prevent the parties hereto from consummating, or delay or interfere with the consummation of, the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D.

     3.12 NO BROKERS. The Company has taken no action, directly or indirectly, which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Evan Bines the fees of which shall be paid in full by the Company.

     3.13 INTELLECTUAL PROPERTY. Except as disclosed in the SEC Documents, the Company owns, is licensed to use, or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") used or necessary for the conduct of its business as described in the 1997 Form 10-KSB.

     3.14 CERTAIN TRANSACTIONS. Except as disclosed in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                                      ARTICLE IV
                                      COVENANTS

     4.1 BEST EFFORTS. The parties shall use their best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.

     4.2 SECURITIES LAWS. The Company agrees to timely file a Form D with respect to the Common Shares with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

     4.3 REPORTING STATUS. So long as the Purchaser or a Purchaser Transferee beneficially owns any of the Common Shares, (a) the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and (b) the Company will maintain its ability and eligibility to register the resale of its Common Shares on Form S-3.

     4.4 INFORMATION. Upon the request of the Purchaser or any Purchaser Transferee, the Company agrees to send the following reports to the Purchaser or Purchaser's Transferee until the Purchaser and Purchaser's Transferee transfers, assigns or sells all of its Common Shares in transactions in which the transferee is (unless such transferee is an affiliate) not subject to securities law resale restrictions: (a) a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any proxy statements and any Current Reports on Form 8-K; and (b) copies of all press releases issued by the Company. The Company further agrees to promptly provide to the Purchaser and Purchaser's Transferee any information with respect to the Company, its properties, or its business or Purchaser's investment as the Purchaser and Purchaser's Transferee may reasonably request; provided, however, that the Company shall not be required to give the Purchaser any material nonpublic information.

     4.5 PROSPECTUS DELIVERY REQUIREMENT. The Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Shares in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Shares being sold, and the Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.6 CORPORATE EXISTENCE. So long as the Purchaser or any Purchaser Transferee beneficially owns any Common Shares, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Registration Rights Agreement entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the AMEX.

     4.7 USE OF PROCEEDS. The Company covenants that, in the event that the Third Tranche is consummated, the entire $6,000,000 of proceeds raised by the Company in the Third Tranche shall be used to repay and redeem, as applicable, certain of the Company's outstanding convertible notes and Series A Preferred Stock on the terms as set forth in the Infinity Agreement attached hereto as Exhibit B between the Company and the Infinity Funds.


                                      ARTICLE V
     LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

     5.1 REMOVAL OF LEGEND. The Legend shall be removed and the Company shall issue, or shall cause to be issued, a certificate without such Legend to the holder of Common Shares upon which it is stamped, if, (a) the resale of such Common Shares is registered under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the

Company and its counsel (the reasonable cost of which shall be borne by the Purchaser) to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act pursuant to an exemption from such registration requirements. The Purchaser agrees to sell all registered Common Shares, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any certificate evidencing Common Shares or any certificate evidencing Common Shares is issued without the Legend and such Common Shares are to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition, the certificate evidencing such Common Shares shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any certificate evidencing Common Shares or any certificate evidencing Common Shares is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Common Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Common Shares, the Company may require that the Legend be placed on any such certificate evidencing Common Shares that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Common Shares may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

                                      ARTICLE VI
                    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1 The obligation of the Company hereunder to issue and sell the Common Shares to the Purchaser at the Closing is subject to the satisfaction, AS OF EACH CLOSING DATE, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (i) The Purchaser shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company. The Purchaser shall have completed and executed the Investor Questionnaire and delivered the same to the Company.

     (ii) The Purchaser shall have wired the purchase price for the Common Shares being purchased on such Closing Date to the account of the Company.

     (iii) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time

(except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

     (iv) The Escrow Agreement shall have been validly executed and delivered by the Purchaser and the Escrow Agent.

     (v) The Infinity Agreement attached hereto as Exhibit B shall have been validly executed and delivered by the Purchaser and the Infinity Funds.


                                     ARTICLE VII
                 CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

     7.1 The obligation of the Purchaser hereunder to purchase the Common Shares to be purchased by it on the date of the Closing is subject to the satisfaction AS OF EACH DATE OF CLOSING, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     (i) The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to Purchaser.

     (ii) The Company shall have delivered to the Purchaser duly issued Common Shares being so purchased at the Closing, in such number and denominations as are reasonably requested by Purchaser.

     (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the applicable Closing Date to the foregoing effect.

     (iv) The Escrow Agreement shall have been validly executed and delivered by the Company and the Escrow Agent.


     (v)   Purchaser shall have received, from each person or entity listed on
Schedule 7.1(v), a letter stating that such person or entity, as the case may be, will vote their shares so that Shareholder Approval is received, and the Company may issue a number of Common Shares to the Purchaser that exceeds the Maximum Number of Shares.

     (vi) The Infinity Agreement attached hereto as Exhibit B shall have been validly executed and delivered by the Company and the Infinity Funds.

     7.2 The obligation of the Purchaser hereunder to purchase the Common Shares to be purchased by it on the Second Closing Date and the Third Closing Date is subject to the satisfaction AS OF EACH SUCH CLOSING DATE, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     (i) The conditions set forth in Section 7.1 above shall continue to be satisfied.

     (ii) The Company shall have delivered to the Purchaser a notice that Shareholder Approval had occurred with respect to the issuance of a number of Common Shares to the Purchaser in excess of the Maximum Number of Shares.

     (iii) The Company shall have delivered to the Purchaser notice that the Registration Statement had been declared effective by the SEC.

     7.3 The obligation of the Purchaser hereunder to purchase the Common Shares to be purchased by it on the Third Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     (i) The conditions set forth in Sections 7.1 and 7.2 above shall continue to be satisfied.

     (ii) The Purchaser, in its sole discretion, shall be satisfied that the Company has met or exceeded the financial targets expected by the Purchaser, and has delivered a letter to the Company setting forth its satisfaction with the Company's performance under this Section 7.3(ii).

                                     ARTICLE VIII
                             GOVERNING LAW; MISCELLANEOUS

     8.1 GOVERNING LAW: JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.

     8.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

     8.3 HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     8.4 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     8.5 ENTIRE AGREEMENT: AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     8.6 NOTICE. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:


          IF TO THE COMPANY:

          Visual Edge Systems Inc.
          Attn:  Mr. Earl T. Takefman, CEO
          2424 North Federal Highway, Suite 100
          Boca Raton, Florida  33431
          Telephone:  (561) 750-7559
          Telecopy:  (561) 750-7299

          with a copy to:

          Morgan, Lewis & Bockius LLP
          Attn:  David W. Pollak, Esq.
          101 Park Avenue, 45th Floor
          New York, NY  10178-0060
          Telephone:  (212) 309-6058
          Telecopy:  (212) 309-6273

          IF TO PURCHASER:

          Marion Interglobal, Ltd.
          12803 Water Point Blvd.
          Windermere, Florida 34786
          Attn:  Mr. Ron Seales
          Telephone:  (407) 876-5550
          Telecopy:    (407) 876-5117

Each party shall provide notice to the other party of any change in address.

     8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Purchaser may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement. This provision shall not limit the Purchaser's right to transfer the Common Shares pursuant to the terms of this Agreement or to assign the Purchaser's rights hereunder to any such transferee pursuant to the terms of this Agreement.

     8.8 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     8.9 SURVIVAL. The representations and warranties of the Company and the Purchaser and the agreements and covenants set forth herein shall survive for one (1) year after the Closing hereunder.

     8.10 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


PURCHASER:

MARINE INTERGLOBAL, LTD.


By: /s/ Ronald Seale
   --------------------------------------
   Name:  Ronald Seale
   Title: Senior Managing Director


VISUAL EDGE SYSTEMS INC.


By:  /s/ Earl Takefman
   --------------------------------------
   Name:  Earl Takefman
   Title: Chief Executive Officer

                            VISUAL EDGE SYSTEMS INC.
                 SPECIAL MEETING OF STOCKHOLDERS - MAY 12, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Earl T. Takefman and Richard Parker, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Visual Edge Systems Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Company's principal executive office, 2424 North Federal Highway, Suite 100, Boca Raton, Florida 33431 on Tuesday, May 12, 1998, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ISSUANCE AND SALE OF UP TO 6,200,000 SHARES OF THE COMPANY'S COMMON STOCK TO MARION INTERGLOBAL, LTD.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

1. Approval of the issuance and sale of up to 6,200,000 shares of the Company's Common Stock to Marion Interglobal, Ltd. ("Marion") pursuant to the Purchase Agreement dated as of March 27, 1998, between Marion and Visual Edge Systems, Inc.

          FOR                      AGAINST                  ABSTAIN

          / /                        / /                      / /


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                         PLEASE CHECK HERE IF YOU PLAN TO /  /
                                               ATTEND THE SPECIAL MEETING /  /



Signature_______________ Signature____________________ Dated: ________, 1998

NOTE: Please sign exactly as your name appears above. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                       8